Exhibit 24.01
POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes and appoints any officer of Nicor Inc. and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended, with respect to the issuance of shares of the company’s common stock under the company’s Amended and Restated Automatic Dividend Reinvestment and Stock Purchase Plan.
Date: February 19, 2009

/s/	ROBERT M. BEAVERS, JR.

Robert M. Beavers, Jr.

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes and appoints any officer of Nicor Inc. and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended, with respect to the issuance of shares of the company’s common stock under the company’s Amended and Restated Automatic Dividend Reinvestment and Stock Purchase Plan.
Date: February 19, 2009

/s/	BRUCE P. BICKNER

Bruce P. Bickner

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes and appoints any officer of Nicor Inc. and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended, with respect to the issuance of shares of the company’s common stock under the company’s Amended and Restated Automatic Dividend Reinvestment and Stock Purchase Plan.
Date: February 19, 2009

/s/	JOHN H. BIRDSALL, III

John H. Birdsall, III

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes and appoints any officer of Nicor Inc. and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended, with respect to the issuance of shares of the company’s common stock under the company’s Amended and Restated Automatic Dividend Reinvestment and Stock Purchase Plan.
Date: February 19, 2009

/s/	NORMAN R BOBINS

Norman R Bobins

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes and appoints any officer of Nicor Inc. and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended, with respect to the issuance of shares of the company’s common stock under the company’s Amended and Restated Automatic Dividend Reinvestment and Stock Purchase Plan.
Date: February 19, 2009

/s/	BRENDA J. GAINES

Brenda J. Gaines

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes and appoints any officer of Nicor Inc. and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended, with respect to the issuance of shares of the company’s common stock under the company’s Amended and Restated Automatic Dividend Reinvestment and Stock Purchase Plan.
Date: February 19, 2009

/s/	RAYMOND A. JEAN

Raymond A. Jean

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes and appoints any officer of Nicor Inc. and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended, with respect to the issuance of shares of the company’s common stock under the company’s Amended and Restated Automatic Dividend Reinvestment and Stock Purchase Plan.
Date: February 19, 2009

/s/	DENNIS J. KELLER

Dennis J. Keller

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes and appoints any officer of Nicor Inc. and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended, with respect to the issuance of shares of the company’s common stock under the company’s Amended and Restated Automatic Dividend Reinvestment and Stock Purchase Plan.
Date: February 19, 2009

/s/	R. EDEN MARTIN

R. Eden Martin

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes and appoints any officer of Nicor Inc. and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended, with respect to the issuance of shares of the company’s common stock under the company’s Amended and Restated Automatic Dividend Reinvestment and Stock Purchase Plan.
Date: February 19, 2009

/s/	GEORGIA R. NELSON

Georgia R. Nelson

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes and appoints any officer of Nicor Inc. and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended, with respect to the issuance of shares of the company’s common stock under the company’s Amended and Restated Automatic Dividend Reinvestment and Stock Purchase Plan.
Date: February 19, 2009

/s/	ARMANDO J. OLIVERA

Armando J. Olivera

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes and appoints any officer of Nicor Inc. and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended, with respect to the issuance of shares of the company’s common stock under the company’s Amended and Restated Automatic Dividend Reinvestment and Stock Purchase Plan.
Date: February 19, 2009

/s/	JOHN RAU

John Rau

POWER OF ATTORNEY
The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes and appoints any officer of Nicor Inc. and each of them, severally, as his or her true and lawful attorney-in-fact and agent to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (and any amendments thereto) under the Securities Act of 1933, as amended, with respect to the issuance of shares of the company’s common stock under the company’s Amended and Restated Automatic Dividend Reinvestment and Stock Purchase Plan.
Date: February 19, 2009

/s/	JOHN C. STALEY

John C. Staley